UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 30, 2012
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Daktronics, Inc.
(Exact name of registrant as specified in its charter)
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South Dakota	0-23246	46-0306862
(State or other jurisdiction	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification Number)

201 Daktronics Drive
Brookings, SD  57006
(Address of principal executive office) (zip code)

(605) 692-0200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Item 2.02     Results of Operations and Financial Condition

On May 30, 2012 Daktronics, Inc. (the “Registrant”) issued a press release announcing financial results for the fiscal 2012 fourth quarter and year ended April 28, 2012 and among the declaration of a dividend as explained in Item 7.01.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this report, including the exhibit shall not be incorporated by reference into Daktronics’ filings with the Securities and Exchange Commission under the Securities Act of 1933 and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Securities Act of 1934.

Item 7.01 Regulation FD Disclosure

As mentioned above in Item 2.02, the Registrant issued a press release announcing the financial results for the fiscal 2012 fourth quarter and year ended April 28, 2012 and the declaration of a dividend, which is attached hereto as Exhibit 99.1 and furnished pursuant to Item 7.01, Regulation FD Disclosure.

Item 9.01 Financial Statements and Exhibits:

(d)  Exhibits.  The following exhibit is furnished as part of this Report:

99.1 News Release dated May 30, 2012 issued by Registrant regarding fiscal 2012 fourth quarter and year end results and the declaration of a dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ William R. Retterath
William R. Retterath, Chief Financial Officer
Date: May 30, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release dated May 30, 2012 issued by Daktronics, Inc. regarding fiscal 2012 fourth quarter and year end results and the declaration of a dividend.